Exhibit 99-1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma condensed combined financial statements give effect to the exchange of approximately $2.7 billion in cash by Cox Communications, Inc. for substantially all of Gannett Co., Inc.'s cable business.

     The unaudited pro forma condensed combined balance sheet presents the financial position of Gannett as of December 26, 1999, assuming that the sale had occurred as of that date. Such pro forma information is based on the historical balance sheet of the company at December 26, 1999.

     The unaudited pro forma condensed combined statements of income reflect the historical results of continuing operations for Gannett for the periods presented. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma condensed combined statements of income have been prepared assuming that the sale occurred as of the beginning of the period presented. The 1999 and 1998 statements also include the pro forma effect of the company's 1999 acquisition of Newsquest plc, as discussed in the company's 8-K filings dated October 5, 1999 and December 7, 1999.

     The unaudited pro forma financial statements give effect to certain pro forma adjustments which are described in the notes to these statements.

     The unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of the results of operations or financial position which would have been achieved had this transaction been completed as of the date indicated, nor is it necessarily indicative of Gannett's future results of operations or financial position.

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the company, including the related notes thereto.

Gannett Co., Inc.
Unaudited Pro Forma Condensed Balance Sheet
December 26, 1999
(in thousands)
                                                                      Sale of
                                                                        Cable     Pro Forma         Pro Forma
                                                       Gannett       Business   Adjustments     Balance Sheet
ASSETS
   Current assets
     Cash and marketable securities                 $   46,160                                     $   46,160
     Accounts receivable, net                          881,435        (54,835)                        826,600
     Inventories                                        95,014            (10)                         95,004
     Prepaid expenses and other current assets          52,613        (17,605)                         35,008
                                                    -----------   ------------  ------------       -----------
   Total current assets                              1,075,222        (72,450)                      1,002,772

   Property, plant and equipment, net                2,223,852       (345,150)                      1,878,702
   Excess of acquisition cost over the
        value of assets acquired, net                5,398,227       (704,678)                      4,693,549
   Other assets                                        309,145         (4,577)                        304,568
                                                    -----------   ------------  ------------       -----------
Total assets                                        $9,006,446    $(1,126,855)                     $7,879,591
                                                    ===========   ============  ============       ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
   Current liabilities
     Accounts payable and current portion of
          film contracts payable                    $  348,589    $    (4,764)                     $  343,825
     Accrued expenses and other current liabilities    399,339        (32,453)                        366,886
     Dividends payable                                  58,297                                         58,297
     Income taxes                                       77,553                                         77,553
                                                    -----------   ------------  ------------       -----------
   Total current liabilities                           883,778        (37,217)                        846,561

   Deferred income taxes                               479,547       (102,100)                        377,447
   Long-term debt, less current portion              2,463,250                   (1,727,742) (1)      735,508
   Postretirement medical and life insurance
       liabilities                                     304,400                                        304,400
   Other long-term liabilities                         245,825                                        245,825
   Total shareholders' equity                        4,629,646       (987,538)    1,727,742         5,369,850
                                                    -----------   ------------  ------------       -----------
Total liabilities and shareholders' equity          $9,006,446    $(1,126,855)                     $7,879,591
                                                    ===========   ============  ============       ===========

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Fifty-two weeks ended December 26, 1999
Unaudited, in thousands of dollars (except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $ 3,292,894   $  249,707   $ 3,542,601                    $ 3,542,601
Newspaper circulation                      1,022,520       33,930     1,056,450                      1,056,450
Broadcasting                                 728,642                    728,642                        728,642
All other                                    216,134        7,619       223,753                        223,753
                                         ------------  -----------  ------------   -----------     ------------
Total                                      5,260,190      291,256     5,551,446                      5,551,446

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation               2,608,469      142,391     2,750,860                      2,750,860
Selling, general and administrative
   expenses, exclusive of depreciation       808,529       52,665       861,194                        861,194
Depreciation                                 169,460       11,181       180,641                        180,641
Amortization of intangible assets            110,631       23,010       133,641                        133,641
                                         ------------  -----------  ------------   -----------     ------------
Total                                      3,697,089      229,247     3,926,336                      3,926,336
                                         ------------  -----------  ------------   -----------     ------------
Operating income                           1,563,101       62,009     1,625,110                      1,625,110

Non-operating income (expense)
Interest expense                             (94,619)     (45,367)     (139,986)       89,408 (1)      (50,578)
Other                                         58,705         (634)       58,071                         58,071
                                         ------------  -----------  ------------   -----------     ------------
Total                                        (35,914)     (46,001)      (81,915)       89,408            7,493

Income before income taxes                 1,527,187       16,008     1,543,195        89,408        1,632,603
Provision for income taxes                   607,800        6,475       614,275        33,974 (2)      648,249
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   919,387   $    9,533   $   928,920    $   55,434      $   984,354
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                        $ 3.29                                                    $ 3.53
                                             ======                                                    ======
Earnings per share from continuing
   operations - diluted                      $ 3.26                                                    $ 3.50
                                             ======                                                    ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Fifty-two weeks ended December 27, 1998
(in thousands of dollars, except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $ 2,942,995   $  433,886   $ 3,376,881                    $ 3,376,881
Newspaper circulation                      1,010,238       62,310     1,072,548                      1,072,548
Broadcasting                                 721,298                    721,298                        721,298
All other                                    206,160       10,592       216,752                        216,752
                                         ------------  -----------  ------------   -----------     ------------
Total                                      4,880,691      506,788     5,387,479                      5,387,479

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation               2,498,876      229,123     2,727,999                      2,727,999
Selling, general and administrative
   expenses, exclusive of depreciation       742,538      126,124       868,662                        868,662
Depreciation                                 163,776       19,042       182,818                        182,818
Amortization of intangible assets             89,687       42,052       131,739                        131,739
                                         ------------  -----------  ------------   -----------     ------------
Total                                      3,494,877      416,341     3,911,218                      3,911,218
                                         ------------  -----------  ------------   -----------     ------------
Operating income                           1,385,814       90,447     1,476,261                      1,476,261

Non-operating income (expense)
Interest (expense) income, net               (60,094)    (101,073)     (161,167)       94,568 (1)      (66,599)
Other                                        286,005                    286,005                        286,005
                                         ------------  -----------  ------------   -----------     ------------
Total                                        225,911     (101,073)      124,838        94,568          219,406

Income before income taxes                 1,611,725      (10,626)    1,601,099        94,568        1,695,667
Provision for income taxes                   645,300       (4,500)      640,800        35,936 (2)      676,736
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   966,425   $   (6,126)  $   960,299    $   58,632      $ 1,018,931
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                        $ 3.41                                                    $ 3.60
                                             ======                                                    ======
Earnings per share from continuing
   operations - diluted                      $ 3.38                                                    $ 3.57
                                             ======                                                    ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended March 28, 1999
Unaudited, in thousands of dollars (except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $   720,551   $  113,852   $   834,403                    $   834,403
Newspaper circulation                        253,357       15,513       268,870                        268,870
Broadcasting                                 161,194                    161,194                        161,194
All other                                     50,837        3,088        53,925                         53,925
                                         ------------  -----------  ------------   -----------     ------------
Total                                      1,185,939      132,453     1,318,392                      1,318,392

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 635,732       63,815       699,547                        699,547
Selling, general and administrative
   expenses, exclusive of depreciation       187,986       23,603       211,589                        211,589
Depreciation                                  42,715        4,933        47,648                         47,648
Amortization of intangible assets             22,914       10,315        33,229                         33,229
                                         ------------  -----------  ------------   -----------     ------------
Total                                        889,347      102,666       992,013                        992,013
                                         ------------  -----------  ------------   -----------     ------------
Operating income                             296,592       29,787       326,379                        326,379

Non-operating income (expense)
Interest (expense) income                    (16,592)     (20,337)      (36,929)       20,633 (1)      (16,296)
Other                                          2,368         (317)        2,051                          2,051
                                         ------------  -----------  ------------   -----------     ------------
Total                                        (14,224)     (20,654)      (34,878)       20,633          (14,245)

Income before income taxes                   282,368        9,133       291,501        20,633          312,134
Provision for income taxes                   112,400        3,582       115,982         7,840 (2)      123,822
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   169,968   $    5,551   $   175,519    $   12,793      $   188,312
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                        $ 0.61                                                    $ 0.67
                                             ======                                                    ======
Earnings per share from continuing
   operations - diluted                      $ 0.61                                                    $ 0.67
                                             ======                                                    ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended June 27, 1999
Unaudited, in thousands of dollars (except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $   788,274   $  111,400   $   899,674                    $   899,674
Newspaper circulation                        248,812       15,043       263,855                        263,855
Broadcasting                                 194,480                    194,480                        194,480
All other                                     48,052        3,646        51,698                         51,698
                                         ------------  -----------  ------------   -----------     ------------
Total                                      1,279,618      130,089     1,409,707                      1,409,707

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 620,682       63,660       684,342                        684,342
Selling, general and administrative
   expenses, exclusive of depreciation       190,525       23,545       214,070                        214,070
Depreciation                                  42,130        5,038        47,168                         47,168
Amortization of intangible assets             23,170       10,315        33,485                         33,485
                                         ------------  -----------  ------------   -----------     ------------
Total                                        876,507      102,558       979,065                        979,065
                                         ------------  -----------  ------------   -----------     ------------
Operating income                             403,111       27,531       430,642                        430,642

Non-operating income (expense)
Interest (expense) income                    (13,852)     (20,337)      (34,189)       20,633 (1)      (13,556)
Other                                         55,305         (317)       54,988                         54,988
                                         ------------  -----------  ------------   -----------     ------------
Total                                         41,453      (20,654)       20,799        20,633           41,432

Income before income taxes                   444,564        6,877       451,441        20,633          472,074
Provision for income taxes                   176,950        2,894       179,844         7,840 (2)      187,684
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   267,614   $    3,983   $   271,597    $   12,793      $   284,390
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                       $ 0.96                                                     $ 1.02
                                            ======                                                     ======
Earnings per share from continuing
   operations - diluted                     $ 0.95                                                     $ 1.01
                                            ======                                                     ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended September 26, 1999
Unaudited, in thousands of dollars (except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $   817,844   $   24,455   $   842,299                    $   842,299
Newspaper circulation                        255,754        3,374       259,128                        259,128
Broadcasting                                 166,770                    166,770                        166,770
All other                                     53,193          885        54,078                         54,078
                                         ------------  -----------  ------------   -----------     ------------
Total                                      1,293,561       28,714     1,322,275                      1,322,275

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 659,654       14,916       674,570                        674,570
Selling, general and administrative
   expenses, exclusive of depreciation       205,716        5,517       211,233                        211,233
Depreciation                                  44,325        1,210        45,535                         45,535
Amortization of intangible assets             30,500        2,380        32,880                         32,880
                                         ------------  -----------  ------------   -----------     ------------
Total                                        940,195       24,023       964,218                        964,218
                                         ------------  -----------  ------------   -----------     ------------
Operating income                             353,366        4,691       358,057                        358,057

Non-operating income (expense)
Interest (expense) income                    (26,474)      (4,693)      (31,167)       24,071 (1)       (7,096)
Other                                          1,588                      1,588                          1,588
                                         ------------  -----------  ------------   -----------     ------------
Total                                        (24,886)      (4,693)      (29,579)       24,071           (5,508)

Income before income taxes                   328,480           (2)      328,478        24,071          352,549
Provision for income taxes                   130,700           (1)      130,699         9,147 (2)      139,846
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   197,780   $       (1)  $   197,779    $   14,924      $   212,703
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                       $ 0.70                                                     $ 0.76
                                            ======                                                     ======
Earnings per share from continuing
   operations - diluted                     $ 0.70                                                     $ 0.75
                                            ======                                                     ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended December 26, 1999
Unaudited, in thousands of dollars (except per share amounts)
                                                                        Pro Forma
                                                        Pro Forma       Statement
                                             Gannett  Adjustments       of Income
Net operating revenues
Newspaper advertising                    $   966,225                   $  966,225
Newspaper circulation                        264,597                      264,597
Broadcasting                                 206,198                      206,198
All other                                     64,052                       64,052
                                         ------------  ------------    -----------
Total                                      1,501,072                    1,501,072

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 692,401                      692,401
Selling, general and administrative
   expenses, exclusive of depreciation       224,302                      224,302
Depreciation                                  40,290                       40,290
Amortization of intangible assets             34,047                       34,047
                                         ------------  ------------    -----------
Total                                        991,040                      991,040
                                         ------------  ------------    -----------
Operating income                             510,032                      510,032

Non-operating income (expense)
Interest expense                             (37,701)       24,071 (1)    (13,630)
Other                                           (556)                        (556)
                                         ------------  ------------    -----------
Total                                        (38,257)       24,071        (14,186)

Income before income taxes                   471,775        24,071        495,846
Provision for income taxes                   187,750         9,147 (2)    196,897
                                         ------------  ------------    -----------
Income from continuing operations        $   284,025   $    14,924     $  298,949
                                         ============  ============    ===========

Earnings per share from continuing
   operations - basic                       $ 1.02                        $ 1.08
                                            ======                        ======
Earnings per share from continuing
   operations - diluted                     $ 1.01                        $ 1.07
                                            ======                        ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended March 29, 1998
(in thousands of dollars, except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $   669,994   $  111,812   $   781,806                    $   781,806
Newspaper circulation                        254,079       16,634       270,713                        270,713
Broadcasting                                 160,692                    160,692                        160,692
All other                                     51,083        2,612        53,695                         53,695
                                         ------------  -----------  ------------   -----------     ------------
Total                                      1,135,848      131,058     1,266,906                      1,266,906

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 617,556       58,665       676,221                        676,221
Selling, general and administrative
   expenses, exclusive of depreciation       180,638       32,043       212,681                        212,681
Depreciation                                  41,596        4,955        46,551                         46,551
Amortization of intangible assets             21,731       10,513        32,244                         32,244
                                         ------------  -----------  ------------   -----------     ------------
Total                                        861,521      106,176       967,697                        967,697
                                         ------------  -----------  ------------   -----------     ------------
Operating income                             274,327       24,882       299,209                        299,209

Non-operating income (expense)
Interest (expense) income, net               (18,772)     (25,268)      (44,040)       23,642 (1)      (20,398)
Other                                        302,899                    302,899                        302,899
                                         ------------  -----------  ------------   -----------     ------------
Total                                        284,127      (25,268)      258,859        23,642          282,501

Income before income taxes                   558,454         (386)      558,068        23,642          581,710
Provision for income taxes                   223,720         (164)      223,556         8,984 (2)      232,540
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $    334,734  $     (222)  $   334,512    $   14,658      $   349,170
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                       $ 1.18                                                     $ 1.23
                                            ======                                                     ======
Earnings per share from continuing
   operations - diluted                     $ 1.17                                                     $ 1.22
                                            ======                                                     ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended June 28, 1998
(in thousands of dollars, except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $   746,675   $  110,404   $   857,079                    $   857,079
Newspaper circulation                        252,762       15,371       268,133                        268,133
Broadcasting                                 198,799                    198,799                        198,799
All other                                     48,673        2,420        51,093                         51,093
                                         ------------  -----------  ------------   -----------     ------------
Total                                      1,246,909      128,195     1,375,104                      1,375,104

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 624,414       55,466       679,880                        679,880
Selling, general and administrative
   expenses, exclusive of depreciation       183,826       30,860       214,686                        214,686
Depreciation                                  41,640        4,883        46,523                         46,523
Amortization of intangible assets             21,733       10,513        32,246                         32,246
                                         ------------  -----------  ------------   -----------     ------------
Total                                        871,613      101,722       973,335                        973,335
                                         ------------  -----------  ------------   -----------     ------------
Operating income                             375,296       26,473       401,769                        401,769

Non-operating income (expense)
Interest (expense) income, net               (16,265)     (25,268)      (41,533)       23,642 (1)      (17,891)
Other                                         (1,585)                    (1,585)                        (1,585)
                                         ------------  -----------  ------------   -----------     ------------
Total                                        (17,850)     (25,268)      (43,118)       23,642          (19,476)

Income before income taxes                   357,446        1,205       358,651        23,642          382,293
Provision for income taxes                   143,100          512       143,612         8,984 (2)      152,596
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   214,346   $      693   $   215,039    $   14,658      $   229,697
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                       $ 0.75                                                     $ 0.81
                                            ======                                                     ======
Earnings per share from continuing
   operations - diluted                     $ 0.75                                                     $ 0.80
                                            ======                                                     ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended September 27, 1998
(in thousands of dollars, except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $   707,347   $  111,477   $   818,824                    $   818,824
Newspaper circulation                        251,534       15,141       266,675                        266,675
Broadcasting                                 159,125                    159,125                        159,125
All other                                     49,825        2,681        52,506                         52,506
                                         ------------  -----------  ------------   -----------     ------------
Total                                      1,167,831      129,299     1,297,130                      1,297,130

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 625,258       58,120       683,378                        683,378
Selling, general and administrative
   expenses, exclusive of depreciation       180,548       31,841       212,389                        212,389
Depreciation                                  40,760        4,483        45,243                         45,243
Amortization of intangible assets             22,482       10,513        32,995                         32,995
                                         ------------  -----------  ------------   -----------     ------------
Total                                        869,048      104,957       974,005                        974,005
                                         ------------  -----------  ------------   -----------     ------------
Operating income                             298,783       24,342       323,125                        323,125

Non-operating income (expense)
Interest (expense) income, net               (11,228)     (25,268)      (36,496)       23,642 (1)      (12,854)
Other                                         (6,839)                    (6,839)                        (6,839)
                                         ------------  -----------  ------------   -----------     ------------
Total                                        (18,067)     (25,268)      (43,335)       23,642          (19,693)

Income before income taxes                   280,716         (926)      279,790        23,642          303,432
Provision for income taxes                   112,250         (393)      111,857         8,984 (2)      120,841
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   168,466   $     (533)  $   167,933    $   14,658      $   182,591
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                       $ 0.59                                                     $ 0.64
                                            ======                                                     ======
Earnings per share from continuing
   operations                               $ 0.59                                                     $ 0.64
                                            ======                                                     ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

Gannett Co., Inc. and subsidiaries
Unaudited Pro Forma Condensed Combined Statement of Income
Thirteen weeks ended December 27, 1998
(in thousands of dollars, except per share amounts)
                                                                                                     Pro Forma
                                                        Newsquest                   Pro Forma        Statement
                                             Gannett    Pro Forma      Subtotal   Adjustments        of Income
Net operating revenues
Newspaper advertising                    $   818,979   $  100,193   $   919,172                    $   919,172
Newspaper circulation                        251,863       15,164       267,027                        267,027
Broadcasting                                 202,682                    202,682                        202,682
All other                                     56,579        2,879        59,458                         59,458
                                         ------------  -----------  ------------   -----------     ------------
Total                                      1,330,103      118,236     1,448,339                      1,448,339

Operating expenses
Cost of sales and operating expenses,
   exclusive of depreciation                 631,648       56,872       688,520                        688,520
Selling, general and administrative
   expenses, exclusive of depreciation       197,526       31,380       228,906                        228,906
Depreciation                                  39,780        4,721        44,501                         44,501
Amortization of intangible assets             23,741       10,513        34,254                         34,254
                                         ------------  -----------  ------------   -----------     ------------
Total                                        892,695      103,486       996,181                        996,181
                                         ------------  -----------  ------------   -----------     ------------
Operating income                             437,408       14,750       452,158                        452,158

Non-operating income (expense)
Interest (expense) income, net               (13,829)     (25,269)      (39,098)       23,642 (1)      (15,456)
Other                                         (8,470)                    (8,470)                        (8,470)
                                         ------------  -----------  ------------   -----------     ------------
Total                                        (22,299)     (25,269)      (47,568)       23,642          (23,926)

Income before income taxes                   415,109      (10,519)      404,590        23,642          428,232
Provision for income taxes                   166,230       (4,455)      161,775         8,984 (2)      170,759
                                         ------------  -----------  ------------   -----------     ------------
Income from continuing operations        $   248,879   $   (6,064)  $   242,815    $   14,658      $   257,473
                                         ============  ===========  ============   ===========     ============

Earnings per share from continuing
   operations - basic                        $ 0.89                                                    $ 0.92
                                             ======                                                    ======
Earnings per share from continuing
   operations - diluted                      $ 0.89                                                    $ 0.91
                                             ======                                                    ======

See accompanying notes to Unaudited Pro Forma Condensed Combined Financial Information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Basis of Presentation

The unaudited pro forma balance sheet has been prepared to reflect the sale of the company's cable business for an aggregate price of approximately
$2.7 billion in cash.  After-tax proceeds from the sale are approximately
$1.7 billion.

The unaudited pro forma balance sheet presents the financial position of the company as of December 26, 1999 assuming that the transaction occurred as of that date. Such pro forma information is based on the historical balance sheet of Gannett as of December 26, 1999 adjusted for the effects of the sale.

The unaudited pro forma condensed combined statements of income reflect the historical results of continuing operations for Gannett for the periods presented. As required by Rule 11-02 of Regulation S-X, the unaudited pro forma condensed combined statements of income have been prepared assuming that the sale occurred as of the period presented. The 1999 and 1998 pro forma statements of income also include the pro forma effect of the company's 1999 acquisition of Newsquest, as discussed in Note 4.

The company believes that the assumptions used in preparing the unaudited pro forma financial statements provide a reasonable basis for presenting all of the significant effects of the sale and that the pro forma adjustments give effect to those assumptions in the unaudited pro forma condensed combined financial statements.


Note 2 - Pro Forma Adjustments

A. Pro forma adjustments to the unaudited condensed balance sheet are made to reflect the following:

(1) Adjustment to reflect the pay down of long-term debt from the after-tax proceeds of the sale. The proceeds are reduced by the tax on the estimated gain on sale of the business, using a combined federal and state tax rate of 39%, net of deferred taxes.


B. Pro forma adjustments to the unaudited condensed combined statements of income are made to reflect the following:

(1) Reduction in interest expense due to pay down of long-term debt from the after-tax proceeds of the sale. The rate used to calculate the reduction in interest expense is based on the weighted average rate paid by Gannett for commercial paper during the relevant period.

(2) Record income tax effect of pro forma adjustments described in item 1, using a combined federal and state tax rate of 38%, which differs from the tax rate discussed above due to characteristics of the cable division sale.


Note 3 - Pro Forma Adjustments for 1997

If the cable business had been sold at the beginning of the company's 1997 fiscal year, the pro forma interest expense reduction adjustment would be $94.6 million, along with a pro forma income tax increase adjustment of $35.9 million. In 1997, income from continuing operations and diluted earnings per share from continuing operations were $681 million and $2.39, respectively. On a pro forma basis, taking into account the adjustments described above, income from continuing operations and diluted earnings per share from continuing operations for 1997 would have been $740 million and $2.59, respectively.



Note 4 - Other

On July 26, 1999, the company completed the acquisition of Newsquest plc ("Newsquest"). The amounts in the Newsquest pro forma column reflect the estimated results of operations of the company and its subsidiaries as though the Newsquest acquisition was made at the beginning of the period presented along with the related costs of financing the acquisition and the additional amortization expense associated with the purchase. Refer to the company's 8-K filings dated October 5, 1999 and December 7, 1999 for additional information regarding this acquisition.

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